UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                      Pursuant to Section 13 or 15 (d) of
                      The Securities Exchange Act of 1934


                        Date of Report - October 22, 2002


                          THE PEOPLES HOLDING COMPANY
                          ---------------------------
            (Exact name of registrant as specified in its charter)


               Mississippi         1-13253        64-0676974
               -----------         -------        ----------
               (State or           (Commission    (I.R.S. Iden-
               other                file          tification
               jurisdiction)        number)       number)


                209 Troy Street, Tupelo, Mississippi 38802-0709
                ------------------------------------ ----------
              (Address of principal executive officers) (Zip Code)

                  Registrant's Telephone Number: (662)680-1001

ITEM 1:   CHANGES IN CONTROL OF REGISTRANT.
          ---------------------------------

          Not applicable

ITEM 2:   ACQUISITION OR DISPOSITION OF ASSETS.
          -------------------------------------

          Not applicable

ITEM 3:   BANKRUPTCY OR RECEIVERSHIP.
          ---------------------------

          Not applicable

ITEM 4:   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.
          -----------------------------------------------

          Not applicable

ITEM 5:   OTHER EVENTS.
          -------------

          On October 15, 2002, the Board of Directors of The Peoples Holding Company authorized the repurchase of up to 278,771 shares, or approximately 5%, of the Company's shares of common stock outstanding as of September 30, 2002.

ITEM 6:   RESIGNATION OF REGISTRANT'S DIRECTORS.
          --------------------------------------

          Not applicable

ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS.
          ----------------------------------

          Not applicable

ITEM 8:   CHANGE IN FISCAL YEAR.
          ----------------------

          Not applicable

ITEM 9:   REGULATION FD DISCLOSURE.
          -------------------------

          Not applicable

                                  SIGNATURE

Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it's behalf by the undersigned thereunto duly authorzied.


                                   THE PEOPLES HOLDING COMPANY
                                   ---------------------------
                                           Registrant


                                   /s/  E. Robinson McGraw
                                   ---------------------------
                                        E. Robinson McGraw
                               President & Chief Executive Officer


DATE:     October 22, 2002